SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
   July 20, 2006

MRO Software, Inc.
(Exact name of Registrant as specified in its charter)

Massachusetts	0-23852	04-2448516
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Crosby Drive, Bedford, MA 01730
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(781) 280-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

Announcement of Results of Operations for Third Quarter

On July 20, 2006, the Company announced its results of operations for the third quarter of the current fiscal year ended June 30, 2006.

A copy of the Company’s press release dated July 20, 2006 is furnished as Exhibit 99 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

Exhibit Number	Description of Exhibit

99	Press Release issued by MRO Software, Inc. on July 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRO Software, Inc.

Date: July 20, 2006	/s/ Craig Newfield
By: Craig Newfield
Title: V.P. & General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release issued by MRO Software, Inc. on July 20, 2006